UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 May 15, 2009 (May 13, 2009)

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant's telephone number including area code:  (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

5.02(e)

On May 13, 2009, the Board of Directors of Centex Corporation, a Nevada corporation (the “Company”), ratified and approved the following actions previously taken that day by the Company’s Compensation and Management Development Committee (the “Compensation Committee”) with regard to the compensation to be paid to the Company’s Chief Executive Officer.  The Compensation Committee also took action on May 13, 2009 with regard to the compensation to be paid to the Company’s Chief Financial Officer, the other persons listed in the Summary Compensation Table of the Company’s proxy statement for its 2008 annual meeting of stockholders (the “2008 Proxy Statement”), and an additional individual who may be included in the Summary Compensation Table of the Company’s proxy statement (the “2009 Proxy Statement”) for its 2009 annual meeting of stockholders (collectively, the “Named Executive Officers”).

Fiscal 2009 Annual Incentive (Short-Term) Compensation.  The Compensation Committee confirmed the amount of short-term incentive compensation awards earned during fiscal 2009 by the Named Executive Officers under the stockholder-approved Centex Corporation 2003 Annual Incentive Compensation Plan.  The bonus awards were earned based on the achievement of performance goals established by the Compensation Committee in the first quarter of fiscal 2009.  At its meeting, the Compensation Committee reviewed the performance of the Company for fiscal 2009, certified the extent to which the applicable performance goals had been satisfied, exercised discretion to reduce the size of the awards after considering a number of factors and authorized the payment of the resulting bonus awards to participants.  In taking these actions, the Compensation Committee did not waive or modify any of the performance goals it had previously approved for these awards.  The amounts of the awards for short-term incentive compensation for the Named Executive Officers for fiscal year 2009 are as follows:

		Non-Equity Incentive Plan
Recipient	Position	Compensation or Bonus ($)
Timothy R. Eller	Chairman and Chief Executive Officer	1,634,000
Catherine R. Smith	Executive Vice President and Chief Financial Officer	410,981
David L. Barclay[1]	President, Land Division of Centex Homes	−
Joseph A. Bosch[2]	Senior Vice President — Human Resources	225,344
Robert S. Stewart	Senior Vice President — Strategy, Marketing, Sales and Corporate Development	214,353
Brian J. Woram	Senior Vice President and Chief Legal Officer	323,324

[1]	Mr. Barclay’s employment was terminated on March 31, 2009. The terms of his separation were described in the Company’s Current Report on Form 8-K dated April 2, 2009.

[2]	Mr. Bosch was not a named executive officer in the 2008 Proxy Statement but is expected to be a named executive officer in the 2009 Proxy Statement.

These amounts will be paid to the Named Executive Officers in June 2009.

Fiscal 2009 Base Salary.  The Compensation Committee approved base salaries for the Named Executive Officers, effective as of June 1, 2009, as follows:

Named Executive Officer	2009 Base Salary ($)	Percent Increase
Timothy R. Eller	920,000	0%
Catherine R. Smith	572,000	0%
Joseph A. Bosch	410,000	0%
Robert S. Stewart	390,000	0%
Brian J. Woram	450,000	0%

Fiscal 2010 Short-Term Incentive Compensation.  The Compensation Committee also approved performance criteria and goals with respect to each of the Named Executive Officers for fiscal 2010 under the Centex Corporation 2003 Annual Incentive Compensation Plan.  Performance criteria for short-term incentive compensation for fiscal 2009 for all the Named Executive Officers relate to earnings from continuing operations and cash flow.  Customer satisfaction is a factor that could result in a reduction in short-term incentive compensation for all of the Named Executive Officers if certain levels of customer satisfaction are not maintained.

In May 2010, the Compensation Committee will determine whether these performance goals have been satisfied, will determine the payouts under the performance plans and will have the discretion to reduce the amount of the short-term compensation to be paid to the Named Executive Officers based on the Company’s overall performance and other factors.  The Company will enter into an award agreement with each of the Named Executive Officers (other than Mr. Barclay, who is no longer employed) with respect to the short-term incentive compensation to be paid to such individuals for fiscal 2010.  If the performance goals are met, awards will be paid in cash in the first quarter of fiscal 2011. A copy of the form of award agreement is filed as Exhibit 10.2 to this Report.

Pursuant to the 2003 Annual Incentive Compensation Plan, if the proposed combination with Pulte Homes, Inc. is consummated during fiscal 2010, each Named Executive Officer will receive a fiscal 2010 bonus under the plan at the target level upon such consummation.

Fiscal 2010 Long-Term Incentive Compensation.  The Compensation Committee also granted certain long-term incentive compensation awards to the Named Executive Officers under the Company’s stockholder-approved equity plans as described below.  At its meeting, the Compensation Committee reviewed the range of potential long-term awards that it established at the beginning of fiscal 2009, and considered the overall performance of the Company for fiscal 2009, the individual performance of the Named Executive Officers, and other factors.

The nature and amounts of the long-term incentive compensation awards for the Named Executive Officers are as follows:

	Long-Term Incentive Compensation
	Restricted Stock		Restricted Stock Units
Recipient	Grant Date Fair Value ($)	No. of Shares (#)	Grant Date Fair Value ($)	No. of Units (#)
Timothy R. Eller	−	−	−	−
Catherine R. Smith	675,000	71,961	225,000	23,987
Joseph A. Bosch	375,000	39,978	125,000	13,326
Robert S. Stewart	375,000	39,978	125,000	13,326
Brian J. Woram	412,500	43,976	137,500	14,658

The awards consisted of restricted stock with both performance- and time-vesting features (75%), and time-vesting restricted stock units (25%).

The performance vesting feature of the restricted stock awards is described in the following table:

% of FY10 Cash Flow from Operations Target Achieved	Restricted Stock Award Vesting
50% or greater	100% vests over 3 years
45%	90% vests over 3 years
40%	80% vests over 3 years
35%	70% vests over 3 years
30%	60% vests over 3 years
25%	50% vests over 3 years
less than 25%	0% vests

For performance that is greater than 25% but less than 50%, the percent of shares that vest will be interpolated between the performance levels in the above table to be consistent with the actual level of performance achieved.

The time-vesting feature provides that all restricted stock and restricted stock units that are not forfeited under the performance feature or by reason of the Pulte Homes, Inc. combination transaction (see below) will vest in installments of one third of the total shares awarded on each of March 31, 2010 (delayed until May 2010 for the restricted stock so the performance condition can be tested), 2011, and 2012.  The executive officers will be entitled to normal cash dividends, if any are declared, on all of the shares of restricted stock.

If the proposed transaction with Pulte Homes, Inc. is consummated, (a) all of the restricted stock unit awards will be forfeited (25% of the total value), (b) the performance condition for the restricted stock will be deemed satisfied at 100% and (c) the restricted stock awards will not automatically vest by reason of the combination, but would partially vest upon a subsequent severance-qualifying termination of employment of the recipient. The grant of restricted stock and restricted stock units was made pursuant to the terms of the 2003 Equity Incentive Plan.  A copy of the form of award agreements is filed as Exhibits 10.4 and 10.5 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.   The following exhibits are filed with this Report.

Exhibit Number	Description	Filed Herewith or Incorporated by Reference
10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 15, 2008
10.2	Form of award agreement for incentive compensation (fiscal 2010)	Filed herewith
10.3	Centex Corporation 2003 Equity Incentive Plan	Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 13, 2009
10.4	Form of restricted stock award agreement for 2003 Equity Incentive Plan (May 2009 award)	Filed herewith
10.5	Form of restricted stock unit agreement for 2003 Equity Incentive Plan (May 2009 Award )	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary
Date:  May 15, 2009

EXHIBIT INDEX

Exhibit Number	Description	Filed herewith or incorporated by reference
10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 15, 2008
10.2	Form of award agreement for incentive compensation (fiscal 2010)	Filed herewith
10.3	Centex Corporation 2003 Equity Incentive Plan	Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 13, 2009
10.4	Form of restricted stock award agreement for 2003 Equity Incentive Plan (May 2009 award)	Filed herewith
10.5	Form of restricted stock unit agreement for 2003 Equity Incentive Plan (May 2009 Award)	Filed herewith